The Cash Management Trust of America
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $64,312
------------------ --------------------------------
------------------ --------------------------------
Class B            $173
------------------ --------------------------------
------------------ --------------------------------
Class C            $86
------------------ --------------------------------
------------------ --------------------------------
Class F            $90
------------------ --------------------------------
------------------ --------------------------------
Total              $64,661
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $482
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $5
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $7
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $7
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $10
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $294
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $292
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $217
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $526
------------------ --------------------------------
------------------ --------------------------------
Total              $1,841
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0084
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0012
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0010
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0041
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0047
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0010
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0010
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0015
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0028
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0010
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0011
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0016
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0043
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0072
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            7,766,109
------------------ ----------------------------------
------------------ ----------------------------------
Class B            156,711
------------------ ----------------------------------
------------------ ----------------------------------
Class C            104,108
------------------ ----------------------------------
------------------ ----------------------------------
Class F            38,788
------------------ ----------------------------------
------------------ ----------------------------------
Total              8,065,716
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        112,158
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        2,006
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        5,669
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        5,291
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        3,239
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          9,868
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          348,499
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          210,517
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          64,973
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          77,220
------------------ ----------------------------------
------------------ ----------------------------------
Total              839,440
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class B                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class C                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class F                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $1.00
----------------------- -------------------------